Short Term Debt	6 Months Ended
Jun. 30, 2013
Short Term Debt
16.	SHORT TERM DEBT

During November 2010, the Company entered into a US$ denominated loan facility agreement with a third party lender, which provided for a US$3,200,000 credit facility with a term of five years. Interest on borrowings under the agreement being fixed at 6.70% per annum.

Cumulative borrowings under this agreement amounted to A$2,541,000 (US$2,472,000) and was secured by certain equipment purchased by the Company. On April 16, 2013 the Company entered into an agreement to sell the equipment securing this debt and on May 20, 2013, the sale was finalised and repayment of the debt of A$2,681,000 (US$2,609,000) including interest, early termination and break fee was completed on May 24, 2013.